                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

    Filed by the Registrant [X]


    Filed by a Party other than the Registrant [ ]


    Check the appropriate box:

    [ ] Preliminary Proxy Statement  [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))


    [X] Definitive Proxy Statement


    [ ] Definitive Additional Materials


    [ ] Soliciting Materials Pursuant to Rule 14a-11(c) or Rule 14a-12


                            West Pointe Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


    [X] No Fee required.


    [ ] Fee computed on table below per Exchange Act Rules 14a 6(i)(1) and 0-11.


    (1) Title of each class of securities to which transaction applies:


    ----------------------------------------------------------------------------


    (2) Aggregate number of securities to which transaction applies:


    ----------------------------------------------------------------------------


    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


    ----------------------------------------------------------------------------


    (4) Proposed maximum aggregate value of transaction:


    ----------------------------------------------------------------------------


    (5) Total fee paid:


    ----------------------------------------------------------------------------


    [ ] Fee paid previously with preliminary materials:


    ----------------------------------------------------------------------------


    [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


    (1) Amount Previously Paid:


    ----------------------------------------------------------------------------


    (2) Form, Schedule or Registration Statement No.:


    ----------------------------------------------------------------------------


    (3) Filing Party:


    ----------------------------------------------------------------------------


    (4) Date Filed:


    ----------------------------------------------------------------------------

                     [WEST POINTE BANCORP, INC. LETTERHEAD]









                                                                  MARCH 14, 2003



To the Shareholders:

We are pleased to enclose the Notice of Annual Meeting of Shareholders, along with the Proxy Statement and Proxy for our Annual Meeting to be held at St. Clair Country Club, South 78th Street, Belleville, Illinois, on Wednesday, April 9, 2003 at 10:00 a.m. We have also enclosed our 2002 Annual Report which contains audited consolidated financial statements for the Company and its sole subsidiary. The Notice of the Annual Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company.

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THIS MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND MAIL THE ENCLOSED PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY MAILED A PROXY CARD.

The board of directors recommends that you vote "FOR" the proposal outlined in the Notice and the Proxy Statement.

We look forward to seeing you at the meeting.

Cordially,




/s/  Harry E. Cruncleton                        /s/  Terry W. Schaefer
------------------------                        ----------------------
Chairman of the Board                           President and
                                                Chief Executive Officer

                               [WEST POINTE LOGO]





                                                           5701 West Main Street
                                                      Belleville, Illinois 62226



NOTICE OF
ANNUAL MEETING OF SHAREHOLDERS
APRIL 9, 2003

You are invited, as a shareholder of West Pointe Bancorp, Inc., an Illinois corporation (the "Company"), to be present or represented by proxy at the Annual Meeting of Shareholders to be held at St. Clair Country Club, South 78th Street, Belleville, Illinois, on Wednesday, April 9, 2003 at 10:00 a.m. for the following purposes:

         1.       To elect directors; and

         2. To transact such other business as may properly come before the meeting.

Shareholders of the Company of record at the close of business on March 3, 2003 are entitled to vote at the Annual Meeting of Shareholders and any and all adjournments thereof. The Company will make available an alphabetical list of shareholders entitled to vote at the Annual Meeting for examination by any shareholder. The shareholder list will be available for inspection, during ordinary business hours, at West Pointe Bank And Trust Company, 5701 West Main Street, Belleville, Illinois from March 28, 2003 until the Annual Meeting. Since a majority of the outstanding shares of stock of the Company which are entitled to vote at the meeting must be represented to constitute a quorum, all shareholders are urged either to attend the meeting or to be represented by proxy.

Whether or not you expect to attend the meeting in person, please mark, sign, date, and return the accompanying proxy in the enclosed business reply envelope at your earliest convenience. If you attend the meeting and wish to change your vote or for any other reason desire to revoke your proxy, you may do so at any time before the voting. Attendance at the Annual Meeting of Shareholders will not in itself constitute a revocation of a previously furnished proxy, and shareholders who attend the Annual Meeting in person need not revoke their proxy (if previously furnished) and vote in person.



                                             /s/ J. E. Cruncleton
                                             J. E. CRUNCLETON
                                             Corporate Secretary
Belleville, Illinois
March 14, 2003

QUESTIONS AND ANSWERS

Q.       WHY DID YOU SEND ME THIS PROXY STATEMENT?

We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the 2003 Annual Meeting of Shareholders. This proxy statement summarizes the information you need to know to vote at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. The person you appoint as your proxy will then vote your shares as you have instructed. This proxy statement and the enclosed form of proxy will be mailed together to our shareholders on or about March 14, 2003.

Q.       WHEN AND WHERE IS THE ANNUAL MEETING?

We will be holding the Annual Meeting of Shareholders of West Pointe Bancorp, Inc. on April 9, 2003 at 10:00 a.m., local time, at St. Clair Country Club, South 78th Street, Belleville, Illinois.

Q.       WHAT AM I BEING ASKED TO VOTE ON AT THE MEETING?

We are asking our shareholders to elect directors.

Q.       ON WHAT AM I VOTING?

Three directors will be elected at this year's Annual Meeting to serve three-year terms. The board has nominated Terry W. Schaefer, Edward J. Szewczyk and Wayne W. Weeke whose current terms as directors will expire at our Annual Meeting. Messrs. Schaefer, Szewczyk and Weeke have consented to serve for a new term. If any nominee should be unable to serve as a director, which we do not expect, proxies granting discretionary authority may be voted for any other person the board nominates, unless the board reduces the number of directors.

Q. HOW DOES THE BOARD OF DIRECTORS OF WEST POINTE RECOMMEND I VOTE ON THE PROPOSAL?

The board of directors recommends that you vote "FOR" all of the nominees for director.

Q.       WHO IS ENTITLED TO VOTE AT THE MEETING?

You are entitled to vote at the meeting if you owned shares as of the closing of business on March 3, 2003, the record date for the meeting. On March 3, 2003, there were 978,085 shares of our common stock outstanding.

Q.       WHAT VOTE OF THE SHAREHOLDERS IS NEEDED TO ELECT DIRECTORS?

Each share of common stock is entitled to one vote with respect to each matter on which it is entitled to vote. A majority of votes of the shares entitled to vote on a matter shall constitute a quorum. If a quorum is present, the affirmative vote of the majority of the votes cast on a matter shall be the act of the shareholders.

Q.       WHAT DO I NEED TO DO NOW?

You should carefully read this proxy statement and then complete, sign, date and promptly return the accompanying proxy. We have provided a self-addressed postage paid envelope for your convenience.

Q. WHAT HAPPENS IF I SIGN, DATE AND RETURN THE PROXY BUT FORGET TO INDICATE HOW I WANT MY SHARES OF COMMON STOCK VOTED?

If you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote "FOR" all of the nominees for directors.

Q        CAN I STILL ATTEND THE ANNUAL MEETING IF I GIVE MY PROXY?

Yes.

Q.       CAN I CHANGE MY MIND AFTER I HAVE MAILED IN MY SIGNED PROXY?

Yes. There are three ways that you may withdraw your proxy at any time before the vote at the meeting takes place: (1) you may return to the Corporate Secretary of West Pointe Bancorp, Inc., another duly executed and signed proxy bearing a later date; (2) you may deliver a written revocation of your proxy to the Corporate Secretary of West Pointe Bancorp, Inc., or (3) you may attend the meeting, or any adjournment or postponement thereof, in person and vote your shares of common stock covered by the proxy. You should note that if you rely on the third option, simply attending the meeting will not revoke your proxy.

The mailing address for the Corporate Secretary is: 5701 West Main Street, Belleville, Illinois 62226.

Q.       ARE THERE OTHER MATTERS TO BE ACTED ON AT THE ANNUAL MEETING?

Under the Company's Bylaws, no nominations or other business could properly be brought before the Annual Meeting by a shareholder unless the shareholder has given notice of their intention to do so by November 15, 2002. Since no notice was received by the Company by that date, no shareholder proposals will be considered at the Annual Meeting. The Company does not intend to submit any other matters to the shareholders for a vote. However, if a vote is taken on any procedural or other matter at the Annual Meeting, the shares represented by proxy will be voted in accordance with the judgment of the person or person holding those proxies. In addition, the Company's Bylaws also provide that the board shall be entitled to make such rules and regulations for the conduct of meetings of shareholders as it shall deem appropriate.

                         [WEST POINTE LETTERHEAD / LOGO]





                                 PROXY STATEMENT


This proxy statement is furnished in connection with the solicitation by the board of directors of West Pointe Bancorp, Inc. of proxies to be voted at the Annual Meeting of Shareholders to be held at St. Clair Country Club, South 78th Street, Belleville, Illinois on Wednesday, April 9, 2003 at 10:00 a.m., and at any and all adjournments thereof.


West Pointe Bancorp, Inc., referred to in this proxy statement as "West Pointe", the "Company", "we", or "us", was incorporated in 1997 under the Illinois Business Corporation Act of 1983, as amended. We are registered as a bank holding company under the Illinois Bank Holding Company Act of 1957, as amended, and the federal Bank Holding Company Act of 1956, as amended. We function as the holder of the capital stock of West Pointe Bank And Trust Company (the "Bank"), our wholly-owned subsidiary. The mailing address of our principal executive offices is 5701 West Main Street, Belleville, Illinois 62226.


Only shareholders of record at the close of business on March 3, 2003 will be eligible to vote at the meeting. Except for shares owned by the Company, each share of common stock of the Company, $1.00 par value, outstanding on such record date will be entitled to one vote. As of March 3, 2003, 978,085 shares of Company common stock were outstanding and entitled to vote. This proxy statement and the accompanying form of proxy were first forwarded to shareholders on March 14, 2003.


Unless you indicate to the contrary, the persons named in the accompanying proxy will vote your properly completed proxy for the election as directors of the nominees named below.


A majority of votes of the shares, entitled to vote on a matter, shall constitute a quorum. If a quorum is present, the affirmative vote of the majority of the votes cast on a matter shall be the act of the shareholders. For purposes of determining the outcome of the vote on these items, an instruction to abstain from voting on a proposal will not affect the voting on a matter.


Whether or not you expect to attend the meeting in person, please mark, sign, date, and return the accompanying proxy in the enclosed business reply envelope at your earliest convenience. If you attend the meeting and wish to change your vote or for any other reason desire to revoke your proxy, you may do so at any time before the voting. Attendance at the Annual Meeting of Shareholders will not in itself constitute a revocation of a previously furnished proxy, and shareholders who attend the Annual Meeting in person need not revoke their proxy (if previously furnished) and vote in person. There are three ways that you may withdraw your proxy at any time before the vote at the meeting takes place: (1) you may return to the Corporate Secretary of West Pointe, another duly executed and signed proxy bearing a later date; (2) you may deliver a written revocation of your proxy to the Corporate Secretary of West Pointe, or (3) you may attend the meeting, or any adjournment or postponement thereof, in person and vote your shares of common stock covered by the proxy. You should note that if you rely on the third option, simply attending the meeting will not revoke your proxy.


ELECTION OF DIRECTORS


Under the Company's Articles of Incorporation, generally the number of directors of the Company is fixed, and may be increased or decreased from time to time, by the bylaws or by resolution of the board of directors. Currently, the board has fixed the number of directors at eight members. The board of directors is divided into three classes. The members of each class are elected for a term of three years, with the terms of office of all members of one class expiring each year so that approximately one-third of the total number of directors are elected each year. Each board member serves a three year term, each to hold office until the Annual Meeting to be held in which that class is elected or until a successor is elected and has qualified or until the earlier of death, resignation or removal.


The shareholders are asked to elect Terry W. Schaefer, Edward J. Szewczyk and Wayne W. Weeke to additional three-year terms ending with the 2006 Annual Meeting or until a successor is elected and has qualified or until the earlier of death, resignation or removal. Each nominee is currently a director. The affirmative vote of the majority of the votes cast is necessary to elect a director. West Pointe's articles of incorporation do not allow cumulative voting. Directors of the Bank are separately elected to one year terms by West Pointe.


The board does not contemplate that any of the nominees will be unable to stand for election, but should any nominee become unavailable for election, all proxies (except proxies marked to the contrary) will be voted for the election of a substitute nominee nominated by the board. The ages, principal occupations, directorships held and other information as of February 14, 2003 with respect to the nominees and directors whose terms will continue after the Annual Meeting are shown below. Unless otherwise indicated, each position was with West Pointe.

TO BE ELECTED FOR TERMS EXPIRING IN 2006:

                               TERRY W. SCHAEFER
                               PRINCIPAL OCCUPATION: PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR OF THE COMPANY AND THE BANK FIRST BECAME DIRECTOR: 1997
                               AGE:  56

President, Chief Executive Officer and Director, West Pointe since 1997 and the Bank since 1990; President and Chief Executive Officer, Magna Bank of Belleville, prior to 1990; various other capacities, Magna Bank of Belleville, 1971-1989. Mr. Schaefer is the son-in-law of Mr. Cruncleton. Director: the Company and the Bank, since their formations in 1997 and 1990, respectively.

                               EDWARD J. SZEWCZYK
                               PRINCIPAL OCCUPATION: MEDICAL DOCTOR, PRIVATE PRACTICE.
                               FIRST BECAME DIRECTOR:  1997
                               AGE:  74

Medical Doctor, private practice, specializing in ophthalmology since 1955;
Director: Magna Bank of Belleville, 1975-1990; the Company and the Bank, since their formations in 1997 and 1990, respectively.

                               WAYNE W. WEEKE
                               PRINCIPAL OCCUPATION: RETIRED PRESIDENT, WEEKE WHOLESALE COMPANY.
                               FIRST BECAME DIRECTOR:  1997
                               AGE:  67

Retired President, Weeke Wholesale Company, a distributor of candies, tobacco and sundries, 1962-2000; Director: Magna Bank of Belleville, 1975-1990; the Company and the Bank, since their formations in 1997 and 1990, respectively.

TO CONTINUE IN OFFICE UNTIL 2005:

                               DAVID G. EMBRY
                               PRINCIPAL OCCUPATION: PRESIDENT, C-MAC, INC. FIRST BECAME DIRECTOR: 1997
                               AGE:  43

President, C-Mac, Inc., Operator of McDonald's restaurants, since 1978; Vice-President and Director of Operations, C-Mac, Inc., 1985-1993; other involvement in these restaurants, 1982-1985; President, EmbryAir, Inc., an aircharter company, 1979-1982. Director: the Company since its formation in 1997 and the Bank since 1993.

                               JACK B. HAYDON
                               PRINCIPAL OCCUPATION:  PRESIDENT, REESE
                               CONSTRUCTION COMPANY
                               FIRST BECAME DIRECTOR:  1997
                               AGE:  67

President, Reese Construction Company, specializing in road paving, since 1970; other involvement in construction business, since 1961; Director: Magna Bank of Fairview Heights, 1982-1986; Magna Bank of Belleville, 1986-1990; the Company and the Bank, since their formations in 1997 and 1990, respectively.

                               CHARLES G. KURRUS, III
                               PRINCIPAL OCCUPATION: PRESIDENT, KURRUS FUNERAL HOME.
                               FIRST BECAME DIRECTOR:  1997
                               AGE:  68

President, Kurrus Funeral Home, Belleville, Illinois, since 1972; Director: Mark Twain Bank of Belleville until 1987; Magna Bank of Belleville, 1987-1990; the Company and the Bank, since their formations in 1997 and 1990, respectively.

TO CONTINUE IN OFFICE UNTIL 2004:

                               HARRY E. CRUNCLETON
                               PRINCIPAL OCCUPATION: CHAIRMAN OF THE BOARD AND DIRECTOR OF THE COMPANY AND THE BANK
                               FIRST BECAME DIRECTOR: 1997
                               AGE: 78

Chairman of the board of directors, West Pointe since 1997 and the Bank since 1990; Vice Chairman, Magna Group, Inc., a bank holding company; Chief Executive Officer, Magna Bank of Belleville, 1971-1989; Director: the Company and the Bank, since their formations in 1997 and 1990, respectively.

                               WILLIAM C. ALLISON
                               PRINCIPAL OCCUPATION: C.P.A., RETIRED MANAGING PARTNER, ALLISON, KNAPP AND SIEKMANN
                               FIRST BECAME DIRECTOR:  1997
                               AGE:  60

Retired Managing Partner, Allison, Knapp and Siekmann, an accounting firm, 1965-1996; Director: Magna Bank of Belleville, 1986-1990; the Company and the Bank, since their formations in 1997 and 1990, respectively.

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Information is set forth below, as of January 31, 2003, regarding beneficial ownership of common stock of the Company, to the extent known to the Company, by
(i) each beneficial owner of more than 5% of the outstanding shares of common stock of the Company; (ii) each person who is a director or nominee; (iii) each named executive officer named in the Summary Compensation Table on page 13; and
(iv) all directors and executive officers as a group. The business address of each person listed is 5701 West Main Street, Belleville, Illinois 62226. Except as otherwise noted, each person has sole voting and investment power over the shares.

------------------------------------- ----------------------------------- -----------------------------------
                                             Amount and Nature of
                Name                        Beneficial Ownership(1)                Percent of Class
                ----                        -----------------------                ----------------
------------------------------------- ----------------------------------- -----------------------------------
Terry W. Schaefer(2)                                28,889                               2.91
------------------------------------- ----------------------------------- -----------------------------------
Harry E. Cruncleton(3)                              69,013                               6.96
------------------------------------- ----------------------------------- -----------------------------------
William C. Allison(4)                               18,304                               1.86
------------------------------------- ----------------------------------- -----------------------------------
David G. Embry(5)                                   63,764                               6.48
------------------------------------- ----------------------------------- -----------------------------------
Jack B. Haydon(6)                                   19,482                               1.98
------------------------------------- ----------------------------------- -----------------------------------
Charles G. Kurrus, III(7)                           22,241                               2.26
------------------------------------- ----------------------------------- -----------------------------------
Edward J. Szewczyk(8)                               28,150                               2.86
------------------------------------- ----------------------------------- -----------------------------------
Wayne W. Weeke(9)                                   40,269                               4.09
------------------------------------- ----------------------------------- -----------------------------------
Bruce A. Bone(10)                                    2,334                               0.24
------------------------------------- ----------------------------------- -----------------------------------
All directors and executive                        306,052                              29.13
officers as a group (13 persons)(11)
------------------------------------- ----------------------------------- -----------------------------------

---------------------------------------

(1) The SEC deems a person to have beneficial ownership of all shares which that person has the right to acquire within 60 days. The shares indicated represent shares granted under the West Pointe Bancorp, Inc. 1998 Stock Option Plan. The shares underlying options cannot be voted.

(2) Includes 10,822 shares over which Mr. Schaefer has sole beneficial ownership, 4,283 shares over which Mr. Schaefer has shared beneficial ownership and options to purchase 13,784 shares.

(3) Includes 34,216 shares over which Mr. Cruncleton has sole beneficial ownership, 21,013 shares over which Mr. Cruncleton has shared beneficial ownership and options to purchase 13,784 shares.

(4) Includes 6,898 shares over which Mr. Allison has sole beneficial ownership, 5,890 shares over which Mr. Allison has shared beneficial ownership and options to purchase 5,516 shares.

(5) Includes 58,248 shares over which Mr. Embry has sole beneficial ownership, and options to purchase 5,516 shares.

(6) Includes 200 shares over which Mr. Haydon has sole beneficial ownership, 13,766 shares over which Mr. Haydon has shared beneficial ownership and options to purchase 5,516 shares.

(7) Includes 15,475 shares over which Mr. Kurrus has sole beneficial ownership, 1,250 shares over which Mr. Kurrus has shared beneficial ownership and options to purchase 5,516 shares.

(8) Includes 22,634 shares over which Dr. Szewczyk has sole beneficial ownership and options to purchase 5,516 shares.

(9) Includes 28,839 shares over which Mr. Weeke has sole beneficial ownership, 5,914 shares over which Mr. Weeke has shared beneficial ownership and options to purchase 5,516 shares.

(10) Includes 400 shares over which Mr. Bone has sole beneficial ownership and options to purchase 1,934 shares.

(11) Includes 180,228 shares over which the executive officers and directors as a group have sole beneficial ownership, 53,224 shares over which the executive officers and directors as a group have shared beneficial ownership and options to purchase 72,600 shares.

BOARD MEETINGS AND COMMITTEES

During 2002, the board of directors met 24 times. All incumbent directors attended 75% or more of the aggregate meetings of the board and of the board committees on which they served during the period they held office in 2002.

Our board of directors has appointed a number of committees, including but not limited to, an executive committee and an audit committee. The membership and function of the executive committee and audit committee are described below. Our entire board of directors acts on nominations for directors, and therefore we do not have a nominating committee. Our entire board of directors acts on compensation matters, with officers excusing themselves when their compensation is at issue, and therefore we do not have a separate compensation committee.

EXECUTIVE COMMITTEE

    Board Members: Messrs. Cruncleton, Schaefer, Allison, Haydon and Kurrus III.

Our executive committee has the powers of our board of directors in directing the management of our business and affairs in the intervals between meetings of our board of directors (except for certain matters otherwise delegated by our board of directors, or which by statute, our articles of incorporation or our bylaws are reserved for our entire board of directors). The executive committee did not meet in 2002. Mr. Bruce Bone, our Executive Vice President & Chief Financial Officer, also participates in meetings of the Executive Committee as a non-voting advisor. Members of the executive committee were appointed in April and November of 2002. In April, 2002, Messrs. Cruncleton, Schaefer, Embry, Szewczyk and Weeke were appointed as members of the executive committee and served until the current executive committee members were appointed in November of 2002.

AUDIT COMMITTEE

    Board Members:  Messrs. Allison, Embry, Haydon and Kurrus III

Our audit committee assists our board of directors in fulfilling its responsibilities to oversee our accounting, auditing and financial reporting practices, internal control policies and procedures and corporate compliance policies. The audit committee met 4 times during 2002. Audit committee members are appointed in April of each year.

COMPENSATION OF DIRECTORS

Beginning in January of 2003, our non-employee directors are paid fees of $850 per month and our employee directors are paid fees of $650 per month. Prior to January of 2003, all of our directors were paid fees of $650 per month. All of these directors fees are held under the Bank's optional fee deferral plan. Directors are also paid fees of $100 per committee meeting attended. Committee fees are also held under the Bank's optional fee deferral plan. Directors electing to defer fees under the optional plan are paid interest on such amounts at the rate of 8%. In addition, all of our directors are also paid $125 per year which is not subject to the deferral plan.

There are no arrangements or understandings among any of the directors, executive officers, or any other persons pursuant to which any of the Company's directors or executive officers have been selected for their respective positions.

STOCK PRICE PERFORMANCE GRAPH

The graph below compares, for the period beginning on June 27, 2000, the date the Company became a reporting company under the Securities and Exchange Act of 1934, through the end of 2002, total shareholder return on the Company's common stock (assuming reinvestment of dividends) with the cumulative total return of the NASDAQ Market, a broad-based market index, and the cumulative total return of the SNL Banks Under $500M in Assets Index, a published industry or line-of-business index. These indices are included for comparative purposes only and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the stock involved, and are not intended to forecast or be indicative of possible future performance of our common stock.

                                  [LINE GRAPH]


---------------------------------- ----------- ----------- ---------- -----------
INDEX                                06/27/00    12/31/00    12/31/01   12/31/02
---------------------------------- ----------- ----------- ---------- -----------
West Pointe Bancorp, Inc.              100.00      102.81     117.25      136.84
---------------------------------- ----------- ----------- ---------- -----------
NASDAQ - Total US*                     100.00       63.44      50.34       34.80
---------------------------------- ----------- ----------- ---------- -----------
SNL <$500M Bank Index                  100.00      105.34     145.71      186.61
---------------------------------- ----------- ----------- ---------- -----------

EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Company entrusts the design and administration of its executive compensation program to its board of directors in lieu of a separate compensation committee. Officers do not participate in the board's decision as to their specific compensation package.

Executive Compensation Policies.

Through the executive compensation program, the Company strives to provide competitive compensation packages to attract, motivate and retain superior talent. These packages are designed to provide both short-term and long-term incentives while increasing shareholder value. The board of directors believes its executive compensation program rewards superior performance which results in enhanced shareholder value and greater overall profitability of the Company. The board of directors reviews the executive compensation programs of other executives of similar entities who have comparable responsibilities within competitive markets. The board of directors also considers various published surveys of compensation in its review.

Components of Executive Compensation.

The Company uses three components to achieve its goals for executive compensation: base salary, discretionary bonuses and stock options granted under the West Pointe Bancorp, Inc. 1998 Stock Option Plan.

Base Salary. The board of directors evaluates the base salaries of the executive officers on an annual basis. It considers the experience and performance of the individual executive, the compensation of his or her peers in the industry, the responsibilities and change in responsibilities during the past year of the individual executive, the overall performance of the department under the executive's control and the overall performance of the entire Company. The board does not have a formula for its determination and the board considers all factors in making its decision.

Bonuses. The board of directors considers bonuses on a discretionary basis at the end of each fiscal year. In its determination, the board reviews the financial performance of the Company compared to internal trends and selected competitors, the individual executive's performance, performance targets and meeting of such targets and increased shareholder value.

Stock Options. The Company grants its executive officers stock options under the West Pointe Bancorp, Inc. 1998 Stock Option Plan. This plan is designed to attract and retain key executives and provide performance-related incentives to achieve longer-range performance goals. This plan allows executives to participate in the long-term growth and financial success of the Company and further align executives with the interests of the shareholders. While rewarding the executives, this plan serves the Company's goal to achieve sustained shareholder value.

The board considers many of the same factors in its grant of options as it does in determining the base salary and bonuses. It reviews the scope of the executive's responsibility and the effect of the individual's performance on the Company's overall performance. The board also reviews the prior award levels, total award of options to date of the individual executive and all of the executives and the options granted relative to the number of outstanding shares. The number of options granted are based on the discretion of the board. The range generally varies based on the executive's position and responsibility. In 2002, the Company awarded no stock options.

Compensation of Chief Executive Officer

In 2002, Terry W. Schaefer received a base salary of $204,000 and discretionary bonuses of $37,000. In setting Mr. Schaefer's compensation, the board considered the overall profitability and prospects of the Company, the salaries, bonuses and stock option awards of CEOs at similar institutions, Mr. Schaefer's individual contribution and performance during the past fiscal year, his prior performance and the growth of the Company. Under Mr. Schaefer's leadership the Company continues to have good long term prospects. The board believes that Mr. Schaefer's compensation level is competitive with comparable institutions.



                                                THE BOARD OF DIRECTORS ACTING AS
                                                      THE COMPENSATION COMMITTEE
                                                             Harry E. Cruncleton
                                                              William C. Allison
                                                                  David G. Embry
                                                                  Jack B. Haydon
                                                           Charles G. Kurrus III
                                                               Terry W. Schaefer
                                                              Edward J. Szewczyk
                                                                  Wayne W. Weeke
                                                                 January 8, 2003

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The entire board of directors of the Company, including Harry E. Cruncleton, Chairman of the Board, and Terry W. Schaefer, President and Chief Executive Officer of the Company, acts on compensation matters. However, Messrs. Cruncleton and Schaefer recuse themselves from decisions regarding their own compensation.

REPORT OF THE AUDIT COMMITTEE

The West Pointe board of directors' audit committee is comprised of Messrs. Allison, Embry, Haydon and Kurrus III, four directors who are not officers or employees of the Company. All four are considered independent as that term is defined by the current National Association of Securities Dealers ("NASD") listing standards. The board of directors has not adopted a written charter for the audit committee.

The audit committee reviews West Pointe's financial reporting process on behalf of the board of directors. In fulfilling its responsibilities, the committee has reviewed and discussed the audited financial statements contained in the 2002 Annual Report on Securities and Exchange Commission Form 10-K with West Pointe's management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

The audit committee discussed with the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the audit committee has discussed with the independent auditors, the auditors' independence from West Pointe and its management including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in West Pointe's Annual Report on Securities and Exchange Commission Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

Rubin, Brown, Gornstein & Co. LLP ("RBG") acted as our principal auditors in 2002 and has been selected by our board to be our principal auditors for 2003. During 2002, RBG billed us $118,474 for professional services in 2002. This amount consists of:

         Audit Fees

RBG has billed us $73,800 for professional services rendered for the audit of our annual financial statements for 2002 and for the reviews of the financial statements included in our Form 10-Qs.

         Financial Information Systems Design and Implementation Fees

RBG has not billed us any amount for professional services in connection with financial information systems design and implementation fees in 2002.

         All Other Fees

RBG has billed us $44,674 for other professional services in 2002.

The audit committee of the board of directors considers RBG's provision of non-audit services compatible with it maintaining its independence. RBG representatives are expected to be present at the meeting and available to respond to appropriate questions. In addition, a brief statement by representatives of RBG is planned for the annual meeting.


                                                                 AUDIT COMMITTEE
                                                              William C. Allison
                                                                  David G. Embry
                                                                  Jack B. Haydon
                                                           Charles G. Kurrus III
                                                                  March 12, 2003

SUMMARY COMPENSATION TABLE

The following table sets forth information with respect to the compensation for 2000, 2001 and 2002 of our President and Chief Executive Officer and the other executives whose compensation exceeded $100,000 in fiscal years 2000, 2001 or 2002. We refer to these persons as our "named executive officers."

--------------------------------------------------------------------------------------------------------------------------------
                                                                  LONG TERM COMPENSATION
                                        -------------------------------------- -------------------------- --------- ------------
                                                 ANNUAL COMPENSATION                     AWARDS            PAYOUTS
                                        -------------------------------------- -------------------------- --------- ------------
                                                                       OTHER                  SECURITIES                  ALL
                                                                       ANNUAL    RESTRICTED      UNDER-                  OTHER
                                                                       COMPEN-     STOCK         LYING      LTIP        COMPEN-
         NAME AND             FISCAL                                   SATION      AWARDS       OPTIONS    PAYOUTS      SATION
    PRINCIPAL POSITION         YEAR       SALARY($)     BONUS($)(1)    ($)(2)       ($)          (#)         ($)      ($) (3)(4)
--------------------------------------------------------------------------------------------------------------------------------
Harry E. Cruncleton            2002        148,000         32,333      19,189         -           -          -           33,660
Chairman of the Board          2001        138,000         11,500      16,559         -         10,000       -           34,372
                               2000        128,000         23,676      14,568         -          5,000       -           34,072
--------------------------------------------------------------------------------------------------------------------------------
Terry W. Schaefer              2002        204,000         37,000      18,948         -           -          -           86,777
President and Chief            2001        194,000         16,167      16,150         -         10,000       -           83,102
Executive Officer and          2000        182,000         28,176      14,761         -          5,000       -           17,844
Director
--------------------------------------------------------------------------------------------------------------------------------
Bruce A. Bone*                 2002         92,000         15,583       -             -           -          -            2,783
Executive Vice Pres. &
Chief Financial Officer
--------------------------------------------------------------------------------------------------------------------------------

---------------------------
(1) For 2002, includes incentive bonuses of $20,000, $20,000 and $8,500 paid in January 2002 to Messrs. Cruncleton, Schaefer and Bone, respectively. For 2000, includes an incentive bonus of $13,009 paid in January 2000 to each of Messrs. Cruncleton and Schaefer. No incentive bonus was paid in January 2001.

(2) Includes director's fees for Mr. Cruncleton of $11,400, $10,200 and $9,450 for 2002, 2001 and 2000, respectively, and director fees for Mr. Schaefer of $11,200, $9,800 and $9,650 for 2002, 2001 and 2000, respectively, and interest on deferred director's fees of $7,789, $6,359, and $5,118 for Mr. Cruncleton and $7,748, $6,350, and $5,111 for Mr. Schaefer, for 2002, 2001 and 2000, respectively. Applicable regulations set reporting thresholds for certain non-cash compensation if the aggregate amount is in excess of the lesser of $50,000 or 10% of the total annual salary and bonus reported for the named executive officers. The dollar value of such non-cash compensation for each of the named executive officers was less than the reporting thresholds.

(3) For Mr. Cruncleton, includes $30,172, the value of insurance premiums paid by the Company on his behalf for each year. For Mr. Schaefer, the amount includes (i) the dollar value of accrued benefits attributable to his salary continuation agreement of $78,031, $70,773 and $5,852 for 2002, 2001 and 2000, respectively, (ii) imputed income attributable to the insurance portion of his salary continuation agreement of $1,300, $1,239 and $1,162 for 2002, 2001 and 2000, respectively, (iii) the value of insurance premiums paid by the Company on behalf of Mr. Schaefer of $3,045 for each of 2002, 2001 and 2000, (iv) the value of insurance premiums paid by the Company on a split-dollar insurance policy for the benefit of the Company and Mr. Schaefer of $2,666 in each of 2001 and 2000, and (v) the imputed income on a split-dollar insurance policy for the benefit of the Company and Mr. Schaefer of $151, $129 and $119 for 2002, 2001 and 2000,
     respectively. See "Certain Agreements" herein. For Mr. Bone, the amount includes $198 in imputed income under certain bank-owned life insurance policies for which his wife is the beneficiary.

(4) Also includes amounts for Company matches to our 401(k) savings plan as follows: Mr. Cruncleton, $3,488, $4,200, and $3,900 for 2002, 2001 and
     2000, respectively; Mr. Schaefer, $4,250, $5,250 and $5,000, for 2002, 2001
     and 2000, respectively; and Mr. Bone, $2,585, for 2002.

* The named executive officer's compensation did not meet the reporting requirement threshold for 2001 and 2000.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table sets forth certain information regarding stock options held by the above named executive officers. No options were granted or exercised in 2002.

------------------------ ---------- ----------- ------------------------------ ------------------------------------
                           SHARES                   NUMBER OF SECURITIES
                          ACQUIRED                 UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN-THE-MONEY
                            ON        VALUE       OPTIONS AT FY-END (#)(1)      OPTIONS AT FY-END ($)(FN1) (2)(3)
                          EXERCISE   REALIZED   ------------------------------ ------------------------------------
 NAME                       (#)        ($)       EXERCISABLE    UNEXERCISABLE     EXERCISEABLE      UNEXERCISABLE
======================== ========== =========== ============== =============== ================== =================
Harry E. Cruncleton          0          0          13,784          11,216           163,874            93,156
------------------------ ---------- ----------- -------------- --------------- ------------------ -----------------
Terry W. Schaefer            0          0          13,784          11,216           163,874            93,156
------------------------ ---------- ----------- -------------- --------------- ------------------ -----------------
Bruce A. Bone                0          0           1,934          3,566            14,849             23,494
------------------------ ---------- ----------- -------------- --------------- ------------------ -----------------

----------------------

     (1) The options were granted at 100% of the market price at the date of grant under the West Pointe Bancorp, Inc. 1998 Stock Option Plan. The options vest in 20% increments annually on the anniversary of the date of grant. The term of these options do not exceed 10 years and may be exercisable for a shorter period of time as a result of a participant's death or termination of service. The options will vest in full if we undergo a change of control (as defined in the plan).

     (2) The participants are allowed to pay the exercise price in cash, by delivering shares of our common stock or by any other method designated by the board of directors or a committee appointed by the board.

     (3) The values represent the difference between the exercise price of the options and the market price of the Company's common stock at fiscal year-end.


CERTAIN AGREEMENTS

Employment Agreement with Mr. Cruncleton

Effective January 12, 2000, the Bank entered into an employment agreement with Harry E. Cruncleton. The agreement provides that Mr. Cruncleton will be paid an annual base salary to be mutually agreed upon by Mr. Cruncleton and the Bank. In the event of Mr. Cruncleton's death, the Bank will pay 50% of his annual base salary to his wife until her death.

The employment agreement also provides that during his employment and for 15 years thereafter, Mr. Cruncleton will not engage in competition with Bank, divert any client from the Bank or solicit a Bank employee or otherwise engage in conduct adverse to the Bank. In consideration, the Bank will pay Mr. Cruncleton 50% of his annual base salary, for the calendar year ending prior to termination of employment, for 15 years following termination of his employment.

Agreements with Mr. Schaefer

Effective December 29, 2000, the Company and the Bank entered into a salary continuation agreement with Terry W. Schaefer under which Mr. Schaefer will be paid certain benefits upon the termination of his employment in certain situations. Generally, upon the termination of Mr. Schaefer's employment for any reason (other than death) after age 65, the agreement entitles Mr. Schaefer to an annual retirement payment of $153,200 per year for 15 years. Mr. Schaefer generally is also entitled to this benefit if his employment terminates (except by death, disability or retirement) within 12 months of a change in control (as defined in the agreement). If Mr. Schaefer's employment is terminated (except by death, disability, for cause or a change in control) at any time before age 65, Mr. Schaefer is entitled to an annual benefit payment for 15 years beginning after age 65. The amount of the annual benefit depends on the year of termination, ranges between $8,548 and $153,200, and is determined by calculating a fixed annuity payable in 15 annual installments, crediting interest on the unpaid accrued balance (as defined in the agreement) at an annual rate of 9 percent, compounded monthly. Mr. Schaefer is entitled to the same benefit if his employment is terminated by disability (as defined in the agreement) before age 65, except the payments begin immediately. If he dies while employed, his beneficiary is entitled to a lump sum payment the amount of which depends on the year of death and ranges between $70,228 and $1,258,709. If he dies after his employment terminates or after benefit payments have otherwise commenced, generally Mr. Schaefer's beneficiary is entitled to receipt of the benefits otherwise payable. Mr. Schaefer generally is not entitled to any benefits under the agreement if his employment terminates for cause (as defined in the agreement), if he competes (as defined in the agreement) with the Company within 3 years after the termination of his employment (except in the case of a change in control), and in other circumstances.

Also effective December 29, 2000, the Bank entered into a split dollar insurance agreement with Mr. Schaefer. The agreement generally provides that the Bank will pay the premiums on a life insurance policy covering the life of Mr. Schaefer and that Mr. Schaefer's beneficiaries will be entitled to a portion of the proceeds payable upon his death depending on the year of his death and ranging between $500,000 and $1,000,000. The Bank will be entitled to the remainder of the insurance proceeds, which is projected to be an amount sufficient to recover all of its costs associated with the split dollar insurance and the salary continuation agreements with Mr. Schaefer. However, Mr. Schaefer generally is not entitled to any payments under the agreement if his employment terminates prior to age 65.

Salary Continuation Agreement with Mr. Bone

Effective January 1, 2003, the Company and the Bank entered into a salary continuation agreement with Bruce A. Bone. The agreement provides for up to 15 years of payments, generally in monthly installments, to Mr. Bone depending on the circumstances of the termination of his employment with us. Under the agreement, Mr. Bone would be entitled to an annual benefit of $58,329 (the "normal retirement benefit") if:

     o his employment terminates after the age of 65 (for reasons other than death);
     o his employment terminates within 12 months of a change of control (other than for reasons of death, disability or retirement), in which case payments would commence with the month following the date of Mr. Bone's 65th birthday; or

     o he dies while in active service to us, in which case payments would commence the next month.

Mr. Bone would be entitled to a lesser annual benefit, beginning after five years of employment, in the range of $2,666 to $58,329, depending on the year of termination, with payments commencing the month following the termination, as follows, if:

     o his employment terminates before age 65 (other than by reason of death, disability, termination for "cause," or upon a change of control); or
     o his employment terminates because of disability (as defined in the agreement) prior to age 65.

If Mr. Bone is entitled to benefits under the agreement but dies before receiving any benefits, his beneficiaries would be entitled to the same benefits as would otherwise be payable, commencing upon his death. Benefits payable under the agreement are capped to the extent that payments under the agreement would result in the imposition of an excise tax payable under the excess parachute rules of section 280G of the Code. In addition, Mr. Bone is not entitled to any payments under the agreement if:

     o his employment is terminated by us for cause (as defined in the agreement);
     o    he commits suicide within two years of January 1, 2003;
     o he generally competes with us, subject to exceptions, in any capacity, on behalf of any enterprise conducted within 10 miles of our principal place of business within three years of his termination, without our prior written consent, or
     o he has made any material misstatement of fact on any application for life insurance purchased by us.

CERTAIN OTHER INFORMATION REGARDING MANAGEMENT

TRANSACTIONS AND RELATIONSHIPS; INDEBTEDNESS OF MANAGEMENT

Other than services provided by the Bank as a bank depository of funds and loans made in the ordinary course of business, all of which were made on substantially the same terms including interest rates and collateral, as those prevailing at the time for comparable transactions with other borrowers as required by banking regulations, and did not involve more than the normal risk of collectability or present other unfavorable features, neither the Company nor the Bank has entered into and is not currently engaged in any transactions with any directors or executive officers of the Company or Bank, or relatives of the foregoing persons.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires all Company executive officers, directors, and persons owning more than 10% of any registered class of Company stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on the reports received by the Company and on written representations by reporting persons, the Company believes that during the 2002 fiscal year, one reporting person inadvertently failed to file a Form 4 related to the purchase of 500 shares of the Company's common stock in January, 2002. In addition, the Company's directors and Messrs. Cady, Kuehn, Bone and Miller inadvertently failed to properly file a Form 4 in 2001 or to file a Form 5 in 2002 with respect to two separate stock option awards (one in January and one in December) to such persons during the 2001 fiscal year in the aggregate amount of 56,000 shares. These awards were authorized pursuant to the Company's 1998 Stock Plan. Although Form 5 reports were filed by the Company as attorney-in-fact for each of such officers and directors on January 16, 2003, each director and officer would be considered to have one late filing relating to each option award.


GENERAL INFORMATION

Shareholder Proposals Included in Proxy Statement.

For inclusion in the Company's proxy statement and form of proxy, any proposals of shareholders intended to be presented at the 2004 Annual Meeting of Shareholders must be received by the Company no less than 120 calendar days before the date that the prior year's proxy statement is released to shareholders, November 14, 2003. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

Shareholder Proposals Not Included in Proxy Statement.

Under our articles of incorporation, to nominate one or more directors and/or propose proper business from the floor for consideration at the 2004 Annual Meeting of Shareholders, other than by inclusion in the proxy statement and form of proxy pursuant to the preceding paragraph, shareholders must provide written notice. In general, such notice should be delivered or mailed by first-class United States mail, postage prepaid, to the Secretary at the Company's address not earlier than sixty (60) days prior to such meeting, and not later than thirty (30) days prior to such meeting. However, if less than thirty-one days' notice of the meeting is given to shareholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day of which notice was mailed to shareholders. These time limits are separate from and in addition to the Securities and Exchange Commission's requirements that a shareholder must meet in order to have a shareholder proposal included in the Company's proxy statement. The Company's articles set out specific requirements which such written notices must satisfy. Any shareholder filing a notice of nomination for director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation and shares held. Any shareholder filing a notice to bring other business before a shareholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons therefore, and other specified matters. Copies of those requirements will be forwarded to any shareholder upon written request.

Other Information.

The board of directors knows of no matter, other than those referred to in this proxy statement, which will be presented at the meeting. However, if any other matters, including a shareholder proposal excluded from this proxy statement pursuant to the rules of the Securities and Exchange Commission, properly come before the meeting or any of its adjournments, the person or persons voting the proxies will vote in accordance with their best judgment on such matters. Should any nominee for director be unwilling or unable to serve at the time of the meeting or any adjournments thereof, the persons named in the proxy will vote for the election of such other person for such directorship as the board of directors may recommend, unless, prior to the meeting, the board has eliminated that directorship by reducing the size of the board. The board is not aware that any nominee herein will be unwilling or unable to serve as a director.

The Company will bear the expense of preparing, printing, and mailing this proxy material, as well as the cost of any required solicitation. A few officers and regular employees will participate in the solicitation, without additional compensation.

You are urged to mark, sign, date, and return your proxy promptly. You may revoke your proxy at any time before it is voted; and if you attend the meeting, as we hope you will, you may vote your shares in person.

                                          J. E. CRUNCLETON
                                          Corporate Secretary


March 14, 2003

                               [LOGO] WEST POINTE
                                  BANCORP, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                    PLEASE COMPLETE, DATE, SIGN AND MAIL THE
          DETACHED PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

                             DETACH PROXY CARD HERE

------------------------------------------------------------------------------------------------------------------------------------

                           (continued from other side)
         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER(S).  IF NO DIRECTION IS MADE BUT THE PROXY IS SIGNED, THIS           [logo] WEST POINTE
 PROXY WILL BE VOTED FOR EACH OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE.                  BANCORP, INC.



                                                                                            If you personally plan to attend the
                                                                                            Annual Meeting of Shareholders, please
                                                                                            check the box below and list names of
                                                                                            attendees on reverse side.


                                     Signed  ________________________________________       Return this stub in the enclosed
                                                                                            envelope with your completed proxy
                                             ________________________________________       card.

                                     Date    __________________________________, 2003       I/We do plan to attend the
                                                                                            2003 meeting.
IMPORTANT: Please sign exactly as your name(s) appear above. If stock is held
jointly, all joint owners must sign. Executors, administrators, trustees,                                   [ ]
guardians, custodians, corporate officers and others signing in a representative capacity should put their full title.

                                 REVOCABLE PROXY

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE
A QUORUM AT THE MEETING.  A SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
------------------------------------------------------------------------------------------------------------------------------------
                                    REVOCABLE PROXY                                          PLEASE LIST

This Proxy is solicited on behalf of the board of directors of West Pointe Bancorp, Inc.     NAMES OF PERSONS ATTENDING:

The undersigned shareholder(s) hereby appoint(s) Harry E. Cruncleton and Bruce A. Bone       _______________________________________
to serve as proxies for the undersigned, with full power of substitution, to act and to vote all of the common stock of West Pointe Bancorp, Inc. that the undersigned would be
entitled to vote if personally present at the Annual Meeting of Shareholders to be held      ________________________________[ ]____
at St. Clair Country Club, South 78th Street, Belleville, IL, on Wednesday April 9, 2003,
at 10:00 a.m., or at any adjournment or adjournments thereof. The proxies are directed
to vote as instructed on the matter set forth on this card and all other matters at          _______________________________________
their discretion which may properly come before the meeting. The matter listed below was proposed by the Company. The undersigned acknowledges that he/she has received a copy of
the Notice of Annual Meeting and Proxy Statement.                                            _______________________________________

To elect Terry W. Schaefer, Edward J. Szewczyk and Wayne W. Weeke as directors to serve
on the board of directors, each for a three year term until their respective successors      _______________________________________
are elected and qualified.

[ ] FOR all nominees listed      [ ] WITHHOLD AUTHORITY to vote for all nominees listed

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S
NAME ON THE SPACE PROVIDED BELOW.

---------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------